Exhibit 10.3

Endorsement Number 1

Attaching to and forming part of the Quota Share Treaty dated 30 December 2009

REINSURED:	Canopius Capital Two Limited
REINSURER:	Canopius Bermuda Limited
OTHER PARTIES:	Creechurch Dedicated (2) Limited (CD2) and Canopius Group Limited (CGL)

Notwithstanding anything contained herein to the contrary, it is hereby noted and agreed that, with effect from 15 April 2010, the following changes are incorporated –

1.	Section (vi) of Article 6 is deleted in its entirety and replaced with the following:

“Article 6: Premium

(vi)	from the resulting sum shall be deducted an amount equal to 17.5% of the ‘Profit Before PC’ as referred to and defined below, calculated as follows:

“Income”

(a)	GNPI as defined in (i) above less the Relevant Percentage of the Reinsured’s share of all paid premium and other costs of the reinsurances protecting the Business as defined in (ii) above;

(b)	the Relevant Percentage of the Reinsured’s share of the Syndicate’s profits or losses on exchange as defined in (iii) above;

(c)	the Relevant Percentage of the Reinsured’s share of investment income (net of investment losses and expenses) accounted for by the Syndicate as defined in (iv) above; and

(d)	in respect of each (if more than one) Interim Settlement Amount paid to the Reinsurer in accordance with Article 9 (Accounts and Settlement) below, an amount of notional investment income determined as follows:

(A x B x C/365) + (D x E x F/365)

where:

A is such amount (if any) of the Interim Settlement Amount as is paid in £ Sterling;

B is the average investment return (expressed as an annualised percentage) earned on the Syndicate’s £ Sterling trust funds during the Relevant £ Sterling Interim Settlement Period (as defined below);

C is the number of days between and including the date that the Reinsured pays A to the Reinsurer and 31 December 2012 (the “Relevant £ Sterling Interim Settlement Period”);

D is such amount (if any) of the Interim Settlement Amount as is paid in US Dollars;

E is the average investment return (expressed as an annualised percentage) earned on the Syndicate’s US Dollar trust funds during the Relevant US Dollar Interim Settlement Period (as defined below);

F is the number of days between and including the date that the Reinsured pays D to the Reinsurer and 31 December 2012 (the “Relevant US Dollar Interim Settlement Period”).

“Outgoings”:

(a)	the Relevant Percentage of the Reinsured’s share of all paid claims and losses and paid claims and loss expenses hereunder in respect of the 2010 Underwriting Year of Account of the Syndicate (for the avoidance of doubt after the benefit of the Relevant Percentage of the Reinsured’s share of the Syndicate’s recoveries under protecting reinsurances);

(b)	the Relevant Percentage of the Reinsured’s share of any amounts payable for reinsurance to close the 2010 underwriting year of account or, if the account is closed other than by reinsurance, all provisions made in the Syndicate accounts on closure for all liabilities including outstanding claims and claims incurred but not reported attributable to that and prior closed underwriting years of account;

(c)	the Relevant Percentage of the Reinsured’s share of syndicate operating expenses including taxes and levies as defined in paragraph (v) (a) above;

(d)	the Relevant Percentage of the Reinsured’s standard personal expenses of Lloyd’s Central Fund Contribution and Lloyd’s Subscription as defined in paragraph (v) (b) above; and

(e)	the Relevant Percentage of an amount equal to 1.0% of the Reinsured’s Syndicate Participation as referred to in paragraph (v) (c) above,

the excess, if any, of the sum of all “Income” less the sum of all “Outgoings” being the “Profit Before PC”;”

2.	Article 9 is deleted in its entirety and replaced with the following:

“Article 9: Accounts and Settlement

Accounts shall be prepared on the basis of an underwriting year and shall in all respects follow the allocations of premium and claims and items of debit and credit between underwriting years of account as are made by the Syndicate (including net investment income gains and losses) (“Accounts”). Accounts of the Syndicate prepared and audited in accordance with relevant Lloyd’s byelaws and requirements shall be binding as between the Reinsurer and the Reinsured and closure of an underwriting year of account shall be final as between the Reinsurer and the Reinsured with respect to that underwriting year of account. Settlements based on those Accounts shall be made promptly on release of funds from the relevant trust accounts. The Reinsured shall during the process of calculation of reinsurances to close keep the Reinsurer fully informed of the basis and methodology of closure.

However, if the Reinsured receives from the trustees of its Premiums Trust Fund an amount representing an interim profit of the Reinsured in respect of its participation as a member of the Syndicate for the 2010 Underwriting Year of Account as declared by the managing agent of the Syndicate (“Interim Profit Distribution”), the Reinsured shall pay to the Reinsurer an amount by way of interim settlement (“Interim Settlement Amount”), up to the Relevant Percentage of the amount of the Interim Profit Distribution, calculated in accordance with the provisions of Article 6 (Premium) above but using reasonable estimates of amounts that will not be finally determined until closure of the 2010 Underwriting Year of Account of the Syndicate. If the Interim Settlement Amount (or if the aggregate of all Interim Settlement Amounts, if more than one) paid to the Reinsurer in respect of the 2010 Underwriting Year of Account of the Syndicate exceeds the amount of the Reinsurer’s share of the result in the Accounts, the Reinsurer shall, forthwith upon receiving the Accounts, pay to the Reinsured an amount equal to the excess.

All records of the Reinsured insofar as they relate to the business covered by this Treaty shall be open to inspection by the Reinsurer at all reasonable times and the Reinsured shall on request use all endeavours to obtain for the Reinsurer, at the Reinsurer’s expense, copies of or access to the records of the Syndicate to the extent permitted by the underwriting agency agreement between the Reinsured and the Managing Agent.”

CD2 and CGL each consent to the above variations.

All other terms, clauses and conditions remain unaltered.

Signed by	)
duly authorised for	)
and on behalf of	)
CANOPIUS CAPITAL TWO LIMITED	)

Signed by	)
duly authorised for	)
and on behalf of	)
CANOPIUS BERMUDA LIMITED	)

Signed by	)
duly authorised for	)
and on behalf of	)
CREECHURCH DEDICATED (2))
LIMITED	)

Signed as a deed on behalf of	)
CANOPIUS GROUP LIMITED,	)
a company incorporated in the Island of	)
Guernsey	)

by:	and

each being persons who, in accordance with the laws of that territory, are acting under the authority of that company

Signed by	)
duly authorised for	)
and on behalf of	)
CANOPIUS CAPITAL TWO LIMITED	)

Signed by	)
duly authorised for	)
and on behalf of	)
CANOPIUS BERMUDA LIMITED	)

Signed by	)
duly authorised for	)
and on behalf of	)
CREECHURCH DEDICATED (2))
LIMITED	)

Signed as a deed on behalf of	)
CANOPIUS GROUP LIMITED,	)
a company incorporated in the Island of	)
Guernsey	)

by:	and

each being persons who, in accordance with the laws of that territory, are acting under the authority of that company

Signed by	)
duly authorised for	)
and on behalf of	)
CANOPIUS CAPITAL TWO LIMITED	)

Signed by	)
duly authorised for	)
and on behalf of	)
CANOPIUS BERMUDA LIMITED	)

Signed by	)
duly authorised for	)
and on behalf of	)
CREECHURCH DEDICATED (2))
LIMITED	)

Signed as a deed on behalf of	)
CANOPIUS GROUP LIMITED,	)
a company incorporated in the Island of	)
Guernsey	)

by:	and

each being persons who, in accordance with the laws of that territory, are acting under the authority of that company